Calvert

Investments that make a difference (registered trademark)

March 31, 2003

Semi-Annual Report

Calvert Large Cap Growth Fund

Table of Contents

President's Letter

1

Social Update

3

Portfolio Manager Remarks

4

Statement of Net Assets

7

Statement of Operations

11

Statements of Changes in Net Assets

12

Notes to Financial Statements

13

Financial Highlights

17

Explanation of Financial Tables

21

Dear Shareholders:

Over the last year, equity markets have continued to be weighted down by a slower economy and the threat of war followed by the reality of war in Iraq.  Against this sometimes discouraging backdrop, however, this spring we are beginning to see some encouraging signs. With the war seemingly drawing to a close, there is renewed hope for more stable markets and a safer, more peaceful world.  (To learn about Calvert's support of relief efforts promoting peace and recovery in Iraq and elsewhere, visit the Calvert website at www.calvert.com)

While we see signs for optimism, the extent of a recovery in the financial markets is of course unknown. Now, as always, the most prudent investment strategies are those that are diversified among stocks, bonds, international investments and cash.  For example, during the last 12 months, stocks, as measured by the S&P 500 Index were down almost 12%, but bond prices rose approximately 9%.  Even within the stock category, diversification paid off.  While the large cap stocks in the S&P 500 were down sharply, smaller company stocks (as represented by the Russell 2000 Index) lost just over 3% and mid-cap stocks (tracked by the S&P Midcap 400 Index) advanced by approximately 2%.

No one can predict which asset classes or investment styles will perform best in the future. It is important for shareholders, and the financial advisors who  assist them, to take a long-term view of the markets and their investment strategies. The key is not to try to take advantages of temporary dips and swings in security prices, but to work towards a strategic mix of assets that will fit your lifetime goals.

We urge all of our shareholders to review their investment strategies with an experienced professional, to find out how their investments are currently positioned and determine what an appropriate long-term asset allocation might be.  Even if you have done this in the past, it makes sense to review your strategy regularly to assess the impact of market movements and to make adjustments to fit new goals and circumstances.   By maintaining a consistent strategy and investing in disciplined, well-managed funds, you can construct an investment program that will help you meet your objectives in all types of market environments.

Sincerely,

Barbara J. Krumsiek

President and CEO

Calvert Asset Management Company, Inc.

May 2003

Social

Update

Shareholder Activism

Calvert continues its success in working with our companies through shareholder activism on behalf of our various funds to push for the high standards that we, as investors, want. We filed shareholder resolutions with two pharmaceutical giants about disclosing their work around human clinical trials in developing countries. We are pleased to announce that we were able to withdraw both resolutions, as these companies agreed to be more forthcoming around their ethical codes when conducting such trials.

Progress on Electronic Waste

Last year, Calvert announced an initiative to encourage the six major US computer companies to develop recycling and product recovery goals for the 500 million computers people will discard over the next ten years. We are pleased that Dell is the first major company to commit to setting global performance goals -- and especially that Michael Dell himself is arranging a visit with Calvert to continue the dialogue.

Board Diversity

New stock exchange rules have created an opportunity to further Calvert's agenda of more diversity in board governance. Calvert is the first investor to propose model language requiring nominating and corporate governance committees to set criteria that assure diversity among their boards of directors. We sent over 600 letters and filed nine shareholder resolutions on this issue. Molex Corporation, with whom we filed a resolution, recently announced the appointment of its first woman board member.

Calvert Still a Great Place to Work!

We're pleased to report that Calvert recently received the Great Place to Work award of the State of Maryland.

John Montgomery

of Bridgeway Capital Management

Performance

From 9/30/02 through 3/31/03, the Calvert Large Cap Growth Fund experienced some recovery,  as Class A shares appreciated 6.40%. The S&P 500 was up 5.01% for the same period, and the Lipper Multi-Cap Growth Funds Average was up 4.62%.

Above-average returns, below-average volatility.

Performance was favorable in both absolute and relative terms -- we outperformed the S&P 500 Index and peer benchmarks for the period. In spite of some individual stocks' volatility, overall risk measures remained below those of our peer group.  The Fund's beta -- risk relative to the overall market -- weighed in at 1.04, less than the 1.18 average for large cap growth funds though not the 1.00 for the market.

Standard deviation of returns -- another measure of short-term risk -- equaled 17.5, higher than the market level of 15.1, but much less than the average large cap growth fund level of 18.3.  Thus, relative to our peer group, we achieved above-average returns with below-average volatility.

Market overview

During the period, the market followed a seesaw pattern that correlated with economic pronouncements and war developments.  After a 20.5% decline in the fiscal year ending September, 2002, the S&P 500 market benchmark was up 5.0% through the six months ending March 2003. The Lipper Large Cap Growth Funds Index was up 2.7%.

Portfolio Statistics

March 31, 2003

Investment Performance

	6 Months	12 Months
	ended	ended
	3/31/03	3/31/03
Class A	6.40%	(16.35%)
Class B	5.89%	(17.21%)
Class C	5.93%	(17.23%)
Class I	6.75%	(15.92%)
S&P 500 Index	5.01%	(24.75%)
Lipper Multi-Cap Growth Funds Avg.	4.62%	(27.35%)

Ten Largest Stock Holdings

% of Net Assets

Nextel Communications, Inc.	5.1%
SLM Corp.	3.7%
Forest Laboratories, Inc.	3.7%
eBay, Inc.	3.3%
Amazon.Com, Inc.	3.2%
Apollo Group, Inc.	3.0%
Progressive Corp.	3.0%
WellPoint Health Networks, Inc.	2.7%
Lowe's Co.'s, Inc.	2.4%
Qualcomm, Inc.	2.3%
Total	32.4%

Asset Allocation

Stocks	100%
Cash or Cash Equivalents	0%
Total	100%

Past performance is no guarantee of future results.

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

Source: Lipper Analytical Services, Inc.

Portfolio Statistics

March 31, 2003

Average Annual Total Returns

Class A Shares
One year	(20.32%)
Five year	(1.88%)
Since inception	8.20%
(8/5/94)

Class B Shares
One year	(21.35%)
Since inception	(22.34%)
(10/31/00)

Class C Shares
One year	(18.06%)
Since inception	(20.88%)
(10/31/00)

Class I Shares
One year	(15.92%)
Five year	(0.64%)
Since inception	9.77%
(8/5/94)

Our "bottom up" strategy

Bridgeway's investment management methodology seeks out one good stock at a time, relying on historical fundamental data (company-specific economics) and, to a lesser extent, stock technical data. Using this "bottom up" stock-picking methodology, we do no projection or anticipation of macroeconomic changes.  This strategy has the advantage of helping us focus on the more value-added activities of stock picking and cost-effective trade execution.

Pursuant to the Agreement and Plan of Reorganization, the Social Responsibility Portfolio of Bridgeway Fund, Inc. ("Bridgeway") was reorganized into the Class I Shares of the Calvert Large Cap Growth Fund, which commenced operations on 10/31/00. The performance results prior to 10/31/00 for the Class I Shares of the Calvert Large Cap Growth Fund reflect the performance of Bridgeway. Performance results for Class A shares prior to 10/31/00 are for Class I. Because Class I had lower expenses, its return was restated to reflect the fees and expenses for Class A shares. Past performance is no guarantee of future results.

Performance Comparison

Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

[INSERT LINE GRAPH HERE]

Total returns assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end or deferred sales charge. No sales charge has been applied to the index used for comparison. The value of an investment in Class A & Class I shares is plotted in the line graph. The value of an investment in another class of shares would be different depending on sales charges and expenses.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

It may be instructive, however, to review the resulting sector representation of the Fund. Consumer Non-cyclicals -- such as Healthcare, Food, and Commercial Services -- still account for our largest sector, at 33% of the Fund.  Financial Services account for 18%, down from a half-year ago, but still a higher percentage than the overall market. The biggest increase has been the Communications sector at 19%, the result of our additions to both Internet and telecommunications stocks.

What worked, what didn't

The performance of  individual stocks was somewhat erratic for the period. For the first time in a long time, several Internet stocks, especially eBay and Amazon, achieved stellar returns for the period, up 61.5% and 56.7% respectively.  At the other end of the spectrum, we experienced the major 64.0% tumble of PEC Solutions, a specialized provider of high-end technology services for the government.

Increasing disclosure a good step for our industry

After more than three years of a bear market and numerous corporate scandals, shareholder activism is at the forefront of public awareness. Though the mutual fund industry has sidestepped major scandal, some shareholders are asking for increasing accountability and disclosure. Mutual fund companies must soon disclose how they vote company proxies on behalf of their shareholders.

I am hopeful that this disclosure will both better align fund proxy votes with shareholder interests and improve the accountability of corporate boards. Calvert has been a pioneer in this area with the disclosure of proxy voting policies on their Web site.   As a portfolio manager and fellow shareholder, I am proud of these efforts.

A hopeful outlook

We're hopeful that this recent period has brought to a close the most severe and extended large-cap, growth-stock bear market of the last half century, and I am optimistic that large-cap growth stocks have turned the corner.  After a long period of investors' seeking the perceived safety of bonds amid falling interest rates and stock prices, there is some evidence of willingness to tiptoe back into the stock market, particularly if uncertainty surrounding the war subsides.

While we await the bull, I would be very happy to see a couple of "flat" market years, an environment within which I would expect our Fund to do well. We plan to stay the course with the discipline of our stock-picking models and to continue following our fully-invested strategy. As of the end of the reporting period, we held only 0.5% cash.

May 2003

Statement of Net Assets

March 31, 2003

Equity Securities - 100.0%	Shares	Value
Air Freight - 2.0%
Expeditors International Washington, Inc.	10,200	$366,690

Banks - Major Regional - 4.6%
FleetBoston Financial Corp.	12,000	286,560
SouthTrust Corp.	12,500	319,125
US Bancorp.	12,400	235,352
		841,037

Banks - Regional - 1.2%
North Fork Bancorp., Inc.	7,800	229,710

Biotechnology - 5.3%
Amgen, Inc.*	7,100	408,605
Gilead Sciences, Inc.*	9,100	382,109
Medimmune, Inc.*	5,600	183,848
		974,562

Chemicals - Specialty - 1.1%
Ecolab, Inc.	4,000	197,320

Communications Equipment - 5.1%
j2 Global Communications, Inc.*	8,300	236,467
Nortel Networks Corp.*	48,500	100,880
Qualcomm, Inc.	11,800	425,508
UTStarcom, Inc.*	8,800	175,912
		938,767

Computers - Hardware - 2.3%
Dell Computer Corp.*	9,700	264,907
Hewlett-Packard Co.	9,900	153,945
		418,852

Computers - Peripherals - 4.4%
Lexmark International, Inc.*	5,800	388,310
Western Digital Corp.*	46,000	416,760
		805,070

Computers - Software & Services - 5.8%
Affiliated Computer Services, Inc.*	8,000	354,080
eBay, Inc.*	7,100	605,559
Pec Solutions, Inc.*	9,100	107,198
		1,066,837

Distributors - Food & Health - 1.5%
Sysco Corp.	10,700	272,208

Electrical Equipment - 1.7%
Sony Corp.	8,900	312,657

Financial - Diversified - 7.1%
Fannie Mae	1,371	$89,595
J.P. Morgan Chase & Co.	5,600	132,776
Moody's Corp.	8,600	397,578
SLM Corp.	6,200	687,704
		1,307,653

Healthcare - Diversified - 0.9%
Johnson & Johnson	2,744	158,795

Healthcare - Drug - Major Pharmaceutical - 3.7%
Forest Laboratories, Inc.*	12,600	680,022

Healthcare - Managed Care - 5.5%
Express Scripts, Inc.*	4,600	256,128
Oxford Health Plans*	8,100	245,916
Wellpoint Health Networks, Inc.*	6,600	506,550
		1,008,594

Healthcare - Medical Products & Supplies - 9.2%
Biomet, Inc.	5,700	174,705
Boston Scientific Corp.*	9,250	377,030
Medtronic, Inc.	8,100	365,472
St. Jude Medical, Inc.*	2,300	112,125
Stryker Corp.	5,600	384,440
Varian Medical Systems, Inc.*	5,400	291,222
		1,704,994

Insurance - Life & Health - 2.0%
Aflac, Inc.	11,500	368,575

Insurance - Property & Casualty - 4.7%
Progressive Corp.	9,300	551,583
Safeco Corp.	8,800	307,736
		859,319

Investment Banking / Brokerage - 1.5%
E*trade Group, Inc.*	66,600	280,386

Leisure Time - Products - 1.6%
Harley-Davidson, Inc.	7,700	305,767

Manufacturing - Diversified - 2.0%
Danaher Corp.	5,600	368,256

Natural Gas - 1.9%
Kinder Morgan, Inc.	7,800	351,000

Publishing - Newspapers - 1.0%
E.W. Scripps Co.	2,500	189,350

Restaurants - 2.0%
Starbucks Corp.*	14,600	376,096

Retail - Building Supplies - 2.4%
Lowe's Co.'s, Inc.	11,000	$449,020

Retail - Discounters - 1.8%
Family Dollar Stores, Inc.	11,000	339,680

Retail - Home Shopping - 3.2%
Amazon.Com, Inc.*	22,600	588,278

Retail - Specialty - 4.0%
Bed Bath & Beyond, Inc.*	10,400	359,216
Staples, Inc.*	20,300	372,099
		731,315

Savings & Loan Companies - 0.9%
Greenpoint Financial Corp.	3,900	174,759

Services - Commercial & Consumer - 4.5%
Apollo Group, Inc.*	11,150	556,385
H & R Block, Inc.	6,500	277,485
		833,870

Telecommunications - Cell / Wireless - 5.1%
Nextel Communications, Inc.*	69,600	931,944

Total Equity Securities (Cost $16,684,901) - 100.0%		18,431,383

	Principal
Certificates of Deposit - 0.6%	Amount
ShoreBank & Trust Co., 1.31%, 2/9/04 #+	$100,000	$99,890

Total Certificates of Deposit (Cost $100,000)		99,890

TOTAL INVESTMENTS (Cost $16,784,901) - 100.6%		18,531,273
Other assets and liabilities, net -(0.6%)		(103,007)
Net Assets - 100%		$18,428,266

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock,
250,000,000 shares of $0.01 par value authorized for Class A,
Class B, Class C and Class I combined:
Class A: 641,480 shares outstanding	$13,977,057
Class B: 146,585 shares outstanding	3,100,767
Class C: 73,790 shares outstanding	1,663,722
Class I: 205,591 shares outstanding	6,642,861
Distributions in excess of net investment income	(93,884)
Accumulated net realized gain (loss) on investments	(8,608,629)
Net unrealized appreciation (depreciation) on investments	1,746,372

Net Assets	$18,428,266

Net Asset Value Per Share
Class A (based on net assets of $11,092,246)	$17.29
Class B (based on net assets of $2,476,668)	$16.90
Class C (based on net assets of $1,251,921)	$16.97
Class I (based on net assets of $3,607,431)	$17.55

*           Non-income producing.

#          This security was valued by the Board of Directors. See Note A.

+          These certificates of deposit are fully insured by agencies of the federal government.

See notes to financial statements.

Statement of Operations

Six months Ended March 31, 2003

Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $142)	$61,871
Interest income	784
Total investment income	62,655

Expenses:
Investment advisory fee	22,164
Investment subadvisory fee:
Base fee	39,897
Performance adjustment	16,203
Transfer agency fees and expenses	47,639
Distribution Plan expenses:
Class A	12,930
Class B	12,150
Class C	6,295
Directors' fees and expenses	12,402
Administrative fees	15,882
Accounting fees	16,569
Custodian fees	7,484
Registration fees	23,123
Reports to shareholders	6,130
Professional fees	9,801
Miscellaneous	1,837
Total expenses	250,506
Reimbursement from Advisor:
Class A	(51,505)
Class B	(12,657)
Class C	(8,506)
Class I	(19,627)
Fees paid indirectly	(1,672)
Net expenses	156,539

Net Investment Income (Loss)	(93,884)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	(1,425,417)
Change in unrealized appreciation or (depreciation)	2,505,856

Net Realized and Unrealized Gain
(Loss) on Investments	1,080,439

Increase (Decrease) in Net Assets
Resulting From Operations	$986,555

See notes to financial statements.

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2003	2002
Operations:
Net investment income (loss)	($93,884)	($109,211)
Net realized gain (loss)	(1,425,417)	(2,725,770)
Change in unrealized appreciation
or (depreciation)	2,505,856	(140,640)

Increase (Decrease) in Net Assets
Resulting From Operations	986,555	(2,975,621)

Capital share transactions:
Shares sold:
Class A Shares	3,344,000	5,050,676
Class B Shares	715,066	1,297,634
Class C Shares	322,376	909,768
Class I Shares	299,302	224,775
Shares redeemed:
Class A Shares	(1,587,932)	(1,535,278)
Class B Shares	(421,938)	(247,449)
Class C Shares	(364,779)	(100,710)
Class I Shares	(504,819)	(1,077,091)
Total capital share transactions	1,801,276	4,522,325

Total Increase (Decrease) in Net Assets	2,787,831	1,546,704

Net Assets
Beginning of period	15,640,435	14,093,731
End of period (including distributions in excess of net
investment income of ($93,884), and $0 respectively)	$18,428,266	$15,640,435

Capital Share Activity
Shares sold:
Class A Shares	195,967	259,568
Class B Shares	42,042	66,950
Class C Shares	18,599	46,206
Class I Shares	16,907	11,501
Shares redeemed:
Class A Shares	(93,500)	(80,851)
Class B Shares	(25,415)	(12,902)
Class C Shares	(21,856)	(5,278)
Class I Shares	(28,778)	(55,277)
Total capital share activity	103,966	229,917

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Large Cap Growth Fund (the "Fund"), a series of Calvert Impact Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Calvert Impact Fund, Inc. was organized as a Maryland corporation on August 10, 2000. On October 19, 2000, the Fund sold 6,667 shares ("initial shares") valued at $100,000, to Calvert Asset Management Company, Inc., the Fund's investment advisor. The Fund began operations on October 31, 2000 and offers four separate classes of shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long the shares have been owned by the investor. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year. Class I shares have no front-end or deferred sales charge. Class I shares require a minimum account balance of $1,000,000. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges, and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities, including options, listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Other securities for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2003, $99,890 or 0.6% of net assets were valued in good faith by the Board of Directors.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert") which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Fund. For its services, the Advisor receives a monthly fee based on an annual rate of .25% of the Fund's average daily net assets. Under the terms of the agreement, $5,320 was payable at period end.

Bridgeway Capital Management, Inc., is the Fund's Subadvisor. For its services, the Subadvisor receives a monthly fee based on an annual rate of .45% of the Fund's average daily net assets, directly payable from the Fund. The Subadvisor may earn (or have its base fee reduced by) a performance fee adjustment of plus or minus .25%, based on the extent to which performance of the Fund exceeds or trails the Standard & Poor's 500 Index, the Fund's benchmark. Under the terms of the agreement, $10,593 was payable at period end.

The Advisor has agreed to limit annual fund operating expenses (net of expense offset arrangements) through January 31, 2004. The contractual expense cap is 1.50% for Class A, 2.50% for Class B, 2.50% for Class C and .90% for Class I. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, performance fee adjustments, taxes, extraordinary expenses and capital items. For the six months ended March 31, 2003, the total of such expenses reimbursed was $92,295.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .20% for Classes A, B, and C, and .10% for Class I based on their average daily net assets. Under the terms of the agreement, $2,775 was payable at period end.

Calvert Distributors, Inc. ("CDI"), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted Distribution Plans that permit the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .25%, 1.00% and 1.00% annually of average daily net assets of each Class A, Class B and Class C, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of the agreement, $5,436 was payable at period end.

The Distributor received $5,694 as its portion of commissions charged on sales of the Fund's Class A shares for the six months ended March 31, 2003.

Calvert Shareholder Services, Inc. ("CSSI") is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $11,271 for the six months ended March 31, 2003. Under the terms of the agreement, $1,915 was payable at period end. National Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Director of Calvert Impact Fund, Inc., who is not affiliated with the Advisor receives an annual fee of $5,000 that is allocated to each of the funds served.

Note C -- Investment Activity

During the period, purchases and sales of investments, other than short-term securities, were $9,872,154 and $8,085,516, respectively.

The cost of investments owned at March 31, 2003 for federal income tax purposes was $16,786,894. Net unrealized appreciation aggregated $1,744,379, of which $2,678,647 related to appreciated securities and $934,268 related to depreciated securities. Net realized capital loss carryforward for federal income tax purposes of $404,383 and $4,136,661 at September 30, 2002 may be utilized to offset future capital gains until expiration in September 2008 and September 2010, respectively.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2003. For the six months ended March 31, 2003, borrowings by the Fund under the Agreement were as follows:

	Weighted		Month of
Average	Average	Maximum	Maximum
Daily	Interest	Amount	Amount
Balance	Rate	Borrowed	Borrowed
$2,659	1.80%	$151,691	March 2003

Financial Highlights

	Periods Ended
	March 31,	September 30,
Class A Shares	2003	2002
Net asset value, beginning	$16.25	$19.19
Income from investment operations
Net investment income	(.08)	(.10)
Net realized and unrealized gain (loss)	1.12	(2.84)
Total from investment operations	1.04	(2.94)
Total increase (decrease) in net asset value	1.04	(2.94)
Net asset value, ending	$17.29	$16.25

Total return*	6.40%	(15.32%)
Ratios to average net assets:
Net investment income	(.98%) (a)	(.64%)
Total expenses	2.70% (a)	2.48%
Expenses before offsets	1.70% (a)	1.42%
Net expenses	1.68% (a)	1.39%
Portfolio turnover	47%	71%
Net assets, ending (in thousands)	$11,092	$8,758

	Periods Ended
	September 30	June 30,
Class A Shares	2001##	2001#
Net asset value, beginning	$23.27	$29.87
Income from investment operations
Net investment income	(.02)	(.08)
Net realized and unrealized gain (loss)	(4.06)	(6.52)
Total from investment operations	(4.08)	(6.60)
Total increase (decrease) in net asset value	(4.08)	(6.60)
Net asset value, ending	$19.19	$23.27

Total return*	(17.53%)	(22.10%)
Ratios to average net assets:
Net investment income	(.61%) (a)	(.54%) (a)
Total expenses	2.62% (a)	3.02% (a)
Expenses before offsets	1.39% (a)	1.42% (a)
Net expenses	1.30% (a)	1.37% (a)
Portfolio turnover	31%	122%
Net assets, ending (in thousands)	$6,915	$7,318

Financial Highlights

	Periods Ended
	March 31,	September 30,
Class B Shares	2003	2002
Net asset value, beginning	$15.96	$19.04
Income from investment operations
Net investment income (loss)	(.16)	(.25)
Net realized and unrealized gain (loss)	1.10	(2.83)
Total from investment operations	.94	(3.08)
Total increase (decrease) in net asset value	.94	(3.08)
Net asset value, ending	$16.90	$15.96

Total return*	5.89%	(16.18%)
Ratios to average net assets:
Net investment income (loss)	(1.98%) (a)	(1.64%)
Total expenses	3.74% (a)	3.61%
Expenses before offsets	2.70% (a)	2.42%
Net expenses	2.68% (a)	2.39%
Portfolio turnover	47%	71%
Net assets, ending (in thousands)	$2,477	$2,074

	Periods Ended
	September 30,	June 30,
Class B Shares	2001##	2001#
Net asset value, beginning	$23.15	$29.87
Income from investment operations
Net investment income (loss)	(.05)	(.21)
Net realized and unrealized gain (loss)	(4.06)	(6.51)
Total from investment operations	(4.11)	(6.72)
Total increase (decrease) in net asset value	(4.11)	(6.72)
Net asset value, ending	$19.04	$23.15

Total return*	(17.75%)	(22.50%)
Ratios to average net assets:
Net investment income (loss)	(1.60%) (a)	(1.55%) (a)
Total expenses	4.19% (a)	6.17% (a)
Expenses before offsets	2.39% (a)	2.42% (a)
Net expenses	2.30% (a)	2.37% (a)
Portfolio turnover	31%	122%
Net assets, ending (in thousands)	$1,445	$1,372

Financial Highlights

	Periods Ended
	March 31,	September 30,
Class C Shares	2003	2002
Net asset value, beginning	$16.02	$19.12
Income from investment operations
Net investment income (loss)	(.17)	(.24)
Net realized and unrealized gain (loss)	1.12	(2.86)
Total from investment operations	.95	(3.10)
Total increase (decrease) in net asset value	.95	(3.10)
Net asset value, ending	$16.97	$16.02

Total return*	5.93%	(16.21%)
Ratios to average net assets:
Net investment income (loss)	(1.97%) (a)	(1.64%)
Total expenses	4.05% (a)	3.96%
Expenses before offsets	2.70% (a)	2.42%
Net expenses	2.68% (a)	2.39%
Portfolio turnover	47%	71%
Net assets, ending (in thousands)	$1,252	$1,234

	Periods Ended
	September 30,	June 30,
Class C Shares	2001##	2001#
Net asset value, beginning	$23.24	$29.87
Income from investment operations
Net investment income (loss)	(.06)	(.21)
Net realized and unrealized gain (loss)	(4.06)	(6.42)
Total from investment operations	(4.12)	(6.63)
Total increase (decrease) in net asset value	(4.12)	(6.63)
Net asset value, ending	$19.12	$23.24

Total return*	(17.73%)	(22.20%)
Ratios to average net assets:
Net investment income (loss)	(1.62%) (a)	(1.50%) (a)
Total expenses	5.14% (a)	5.75% (a)
Expenses before offsets	2.39% (a)	2.42% (a)
Net expenses	2.30% (a)	2.37% (a)
Portfolio turnover	31%	122%
Net assets, ending (in thousands)	$691	$743

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,	June 30,
Class I Shares	2003	2002	2001##	2001
Net asset value, beginning	$16.44	$19.30	$23.37	$36.09
Income from investment operations
Net investment income (loss)	(.03)	(.01)	--	.01
Net realized and unrealized gain (loss)	1.14	(2.85)	(4.07)	(9.12)
Total from investment operations	1.11	(2.86)	(4.07)	(9.11)
Distributions from
Net realized gain	--	--	--	(3.61)
Total distributions	--	--	--	(3.61)
Total increase (decrease) in net asset value	1.11	(2.86)	(4.07)	(12.72)
Net asset value, ending	$17.55	$16.44	$19.30	$23.37

Total return*	6.75%	(14.82%)	(17.42%)	(27.80%)
Ratios to average net assets:
Net investment income (loss)	(.38%) (a)	(.05%)	(.02%) (a)	.02%
Total expenses	2.16% (a)	1.81%	2.13% (a)	2.05%
Expenses before offsets	1.10% (a)	.82%	.79% (a)	1.10%
Net expenses	1.08% (a)	.79%	.70% (a)	1.06%
Portfolio turnover	47%	71%	31%	122%
Net assets, ending (in thousands)	$3,607	$3,574	$5,043	$6,208

		Years Ended
	June 30,	June 30,	June 30,
Class I Shares	2000	1999	1998
Net asset value, beginning	$26.45	$21.14	$16.21
Income from investment operations
Net investment income	(.12)	(.14)	--
Net realized and unrealized gain (loss)	10.03	5.62	5.57
Total from investment operations	9.91	5.48	5.57
Distributions from
Net investment income	--	--	(.01)
Net realized gain	(.27)	(.17)	(.63)
Total distributions	(.27)	(.17)	(.64)
Total increase (decrease) in net asset value	9.64	5.31	4.93
Net asset value, ending	$36.09	$26.45	$21.14

Total return*	37.60%	26.20%	35.30%
Ratios to average net assets:
Net investment income (loss)	(.37%)	(.60%)	.02%
Total expenses	2.13%	2.13%	3.81%
Expenses before offsets	1.50%	1.50%	1.50%
Net expenses	1.50%	1.50%	1.50%
Portfolio turnover	71%	58%	38%
Net assets, ending (in thousands)	$7,385	$2,820	$1,473

(a)       Annualized

*           Total return does not reflect deduction of any front-end or deferred sales charge.

#          From October 31, 2000 inception.

##        Three month audited period.

Pursuant to the Agreement and Plan of Reorganization, the Social Responsibility Portfolio of Bridgeway Fund, Inc. was reorganized into the Class I Shares of the Calvert Large Cap Growth Fund on October 31, 2000. For financial reporting purposes, the Bridgeway Social Responsibility Portfolio, which commenced operations on August 5, 1994, has been deemed the accounting survivor. Its operations are combined with that of the Fund since the Fund's inception in presenting the Fund's financial highlights.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund.  Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund's expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods.  Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund's cost of doing business, disclosed in the prospectus, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Calvert Large Cap Growth Fund

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Shareholders: 800-368-2745

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Calvert Group

c/o NFDS,

330 West 9th Street

Kansas City, MO 64105

Web Site

http://www.calvert.com

Principal Underwriter

Calvert Distributors, Inc.

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

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